Offerings - Offering: 1	Aug. 13, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	22,856,000
Proposed Maximum Offering Price per Unit	6.28
Maximum Aggregate Offering Price	$ 143,535,680
Fee Rate	0.01381%
Amount of Registration Fee	$ 19,822
Offering Note	The offering amount is based on a fixed price and number of shares.